UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2025

SPECTRAL AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2515 McKinney Avenue, Suite 1000 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(972) 499-4934

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MDAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, at an exercise price of $2.75 per share	MDAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 22, 2025, Spectral AI, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a certain investor (the “Investor”) for the sale of 3,065,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an offering price of $1.90 per Share (such transaction, the “Offering”).

The sale and issuance of the Shares is being made pursuant to the Company’s registration statement on Form S-3 (file number 333-282681) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2024 and declared effective on October 31, 2024, and the Company’s prospectus supplement relating to the Offering, which was filed with the SEC on October 23, 2025, that forms part of the Registration Statement.

Additionally, in a concurrent private placement pursuant to the Purchase Agreement (the “Private Placement”), the Company agreed to sell to the Investor (i) warrants (the “Warrants”) to purchase up to 4,000,000 shares of our Common Stock, and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 935,000 shares of our Common Stock. Each Warrant has an exercise price per share of $2.51, will exercisable on the earlier of (a) the effective date of stockholder approval (the “Stockholder Approval”) for the issuance of shares of Common Stock underlying the Warrants (the “Stockholder Approval Date”) and (b) the date that is six months following the issuance date of the Warrants (the earlier of the dates specified in (a) and (b), the “Initial Exercise Date”) and will have a term of five (5) years from the initial issuance date. Each Pre-Funded Warrant has a purchase price of $1.8999, an exercise price per share of $0.0001, is exercisable immediately and may be exercised at any time until such Pre-Funded Warrant is exercised in full. The Warrants and the Pre-Funded Warrants, along with the shares of Common Stock issuable upon the exercise of the Warrants and the Pre-Funded Warrants, are being offered pursuant to the exemptions provided in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

The Purchase Agreement contains customary representations, warranties and agreements by the Company and the Investor and customary closing conditions. Additionally, in connection with the Offering and the Private Placement, we entered into a registration rights agreement with the Investor that granted certain registration rights.

Terms of the Pre-Funded Warrants

The Pre-Funded Warrants have an exercise price of $0.0001 per share of Common Stock, will be exercisable upon issuance and will expire when exercised in full. At any time, the holder may, in its sole discretion, elect to exercise the Pre-Funded Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Pre-Funded Warrants.

The exercise price of the Pre-Funded Warrants, and the number of Pre-Funded Warrant Shares, will be subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Pre-Funded Warrants.

A holder will not have the right to exercise any portion of the Pre-Funded Warrants if the holder (together with its affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrants. However, any holder may increase or decrease such percentage up to 9.99%, provided that any increase will not be effective until the 61st day after the election.

In the event of a Fundamental Transaction (as such term is defined in the Pre-Funded Warrants), the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of its obligations under the Pre-Funded Warrants with the same effect as if the successor entity had been named in the warrant itself. If holders of Common Stock are given a choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder will be given the same choice as to the consideration it receives upon any exercise of the Pre-Funded Warrants following the Fundamental Transaction.

Except as otherwise provided in the Pre-Funded Warrants or by virtue of such holder’s ownership of shares of Common Stock, the holder of Pre-Funded Warrants will not have the rights or privileges of a holder of Common Stock, including any voting rights, until the holder exercises the Pre-Funded Warrants.

Terms of the Warrants

The Warrants have an exercise price of $2.51 per share of Common Stock and will be exercisable commencing on the Initial Exercise Date and will expire on the fifth anniversary of the issuance dates of the Warrants. The Company has agreed to obtain Stockholder Approval at the next meeting of stockholders with the recommendation of the Company’s Board of Directors (the “Board”) that such proposal be approved. If the Company does not obtain Stockholder Approval by June 1, 2026, the Company will call a meeting every 90 days thereafter to seek Stockholder Approval until the date Stockholder Approval is obtained.

If at any time after the Stockholder Approval Date, a registration statement registering the issuance of the Common Warrant Shares under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Warrants.

The exercise price of the Warrants, and the number of Warrant Shares, will be subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Warrants.

A holder will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants. However, any holder may increase or decrease such percentage up to 9.99%, provided that any increase will not be effective until the 61st day after the election.

In the event of a Fundamental Transaction (as such term is defined in the Warrants), the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of its obligations under the Warrants with the same effect as if the successor entity had been named in the warrant itself. If holders of Common Stock are given a choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder will be given the same choice as to the consideration it receives upon any exercise of the Warrants following the Fundamental Transaction. In addition, the successor entity, at the request of holders of Warrants, will be obligated to purchase any unexercised portion of the Warrants in accordance with their terms. Notwithstanding the foregoing, in the event of a Fundamental Transaction, the holders of the Warrants have the right to require the Company or a successor entity to redeem the Warrants for cash in the amount of the Black Scholes Value (as defined in the Warrants) of the unexercised portion of the Warrants concurrently with or within thirty (30) days following the consummation of a Fundamental Transaction. However, in the event of a Fundamental Transaction that is not in the Company’s control, including a Fundamental Transaction not approved by the Company’s board of directors, the holders of the Warrants will only be entitled to receive from the Company or its successor entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Warrant that is being offered and paid to the holders of Common Stock in connection with the Fundamental Transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of Common Stock are given the choice to receive alternative forms of consideration in connection with the Fundamental Transaction.

Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of shares of Common Stock, the holder of Warrants will not have the rights or privileges of a holder of Common Stock, including any voting rights, until the holder exercises the Warrants

Placement Agency Agreement

On October 22, 2025, the Company also entered into a placement agency agreement (the “Placement Agency Agreement”) with Northland Securities, Inc. (“Northland”), pursuant to which Northland agreed to act as the Company’s sole placement agent in connection with the Offering, on a reasonable best efforts basis. The Placement Agency Agreement does not give rise to any commitment by Northland to purchase any of the securities, and Northland will have no authority to bind us by virtue of the Placement Agency Agreement. Northland has no commitment to buy any of the securities offered pursuant to the Offering.

The aggregate gross proceeds to the Company from the issuance and sale of the Shares in the Offering and the Warrants and the Pre-Funded Warrants in the Private Placement was approximately $7,600,000, before deducting Northland’s fees and expenses, and other expenses incurred in connection with the Offering and the Private Placement that are payable by the Company. The closing of both the Offering and the Private Placement occurred on October 24, 2025. The Company currently intends to use the net proceeds from the Offering and the Private Placement for working capital and general corporate purposes.

The Company agreed to pay Northland a cash fee of 6.00% of the aggregate gross proceeds from the sale of the Shares in the Offering. The Company also agreed to reimburse Northland for certain expenses incurred in connection with the Offering, including its reasonable fees and expenses of legal counsel.

Pursuant to the Placement Agency Agreement, the Company agreed to indemnify Northland against certain liabilities, including liabilities under the Securities Act, and to contribute to payments Northland may be required to make in respect thereof.

Registration Rights Agreement

In connection with the Offering and the Private Placement, on October 24, 2025, the Company and the Investor also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, within ten (10) days of the date of the Purchase Agreement, the Company is required to file a registration statement on Form S-3 (the “Registration Statement”) with the SEC to register the Registrable Securities (as defined in the Registration Rights Agreement). The Company also agreed to use its commercially reasonable efforts to cause the Registration Statement to become effective no later than the earlier of (A) five (5) business days after the SEC informs the Company that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement or (B) the 90th day after the date of the Purchase Agreement (or the 120th day after the of the Purchase Agreement if the SEC reviews such Registration Statement).

The Registration Rights Agreement contains standard representations, warranties, covenants, indemnification and other terms customary in similar transactions.

A copy of the legal opinion of Reed Smith LLP, legal counsel to the Company, relating to the validity of the Shares in connection with the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any offer, solicitation or sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing descriptions of the Pre-Funded Warrant, the Warrant, Purchase Agreement, the Placement Agency Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to such documents (or forms thereof), which are filed as Exhibit 4.1, 4.2, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K regarding the Private Placement is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

The Warrants and Pre-Funded Warrants being sold to the Investor will be issued in reliance on the exemptions provided in Section 4(a)(2) under the Securities Act. Accordingly, the Investor may only resell the Warrants, Pre-Funded Warrants and the shares of Common Stock issuable upon exercise of the Warrants and Pre-Funded Warrants, pursuant to an effective registration statement under the Securities Act covering the resale of such shares of Common Stock, an exemption under Rule 144 under the Securities Act or another applicable exemption under the Securities Act and any applicable state securities laws.

Item 7.01. Regulation FD Disclosure.

On October 23, 2025, the Company issued a press release announcing the pricing of the Offering, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 to this Current Report on Form 8-K, and in Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Such forward-looking statements may include statements related to the completion of the registered direct offering, the satisfaction of customary closing conditions related to the registered direct offering, the intended use of proceeds from the registered direct offering and other statements that are not statements of historical fact and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this press release are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements are more fully discussed in the Company’s periodic filings with the SEC, including the risk factors described under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31, 2025, and other documents subsequently filed with or furnished to the SEC.

Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for the Company to predict all of them. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Warrant.
4.2	Form of Pre-Funded Warrant
5.1	Opinion of Reed Smith LLP.
10.1	Form of Securities Purchase Agreement, dated October 22, 2025.
10.2	Placement Agency Agreement, dated October 22, 2025, by and between Spectral AI, Inc. and Northland Securities, Inc.
10.3	Registration Rights Agreement, dated October 24, 2025.
23.1	Consent of Reed Smith LLP (contained in Exhibit 5.1).
99.1	Press Release issued by Spectral AI, Inc. on October 23, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2025

SPECTRAL AI, INC.

By:	/s/ Vincent S. Capone
Name:	Vincent S. Capone
Title:	Chief Financial Officer and General Counsel